UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT –March 18, 2013

INTERAMERICAN GAMING, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31639	88-0436364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3565 King Road, Suite 102
King City, Ontario, Canada, L7B 1M3
(Address of principal executive offices)

(905) 833-9846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events

On March 18, 2013, InterAmerican Gaming, Inc. (the “Company”) issued a press release announcing that its operating subsidiary SoFit Mobile, Inc., will unveil Version 2.0 of the SoFit mobile application at the International Health, Racquet & Sportsclub Association (“IHRSA”) trade show in Las Vegas from March 19, 2013 to March 22, 2013. The Company also announced it had filed its unaudited Quarterly Reports on Form 10-Q for the periods ended:

a)	March 31, 2010;
b)	June 30, 2010;
c)	December 31, 2010;
d)	March 31, 2011; and
e)	June 30, 2011.

A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated March 18, 2013 from InterAmerican Gaming, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, InterAmerican Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

InterAmerican Gaming, Inc.

Date: March 18, 2013	By:	/s/ Marc Askenasi
Name: Marc Askenasi
Title: CEO, President and Director

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